                                 EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
Unitrin, Inc.


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                  KPMG Peat Marwick LLP



Chicago, Illinois
November 5, 1997